UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): March 31, 2022

Linde plc

(Exact name of registrant as specified in its charter)

Ireland	001-38730	98-1448883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Riverview Dr. Danbury, Connecticut United States 06810	The Priestley Centre 10 Priestley Road Surrey Research Park Guildford, Surrey GU2 7XY United Kingdom
(Address of principal executive offices) (Zip Code)

+44 1483 242200

(Registrant’s telephone numbers, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares (€0.001 nominal value per share)	LIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On March 31, 2022, Linde plc (the “Company”) issued €500 million aggregate principal amount of 1.000% Notes due 2027 (the “2027 Notes”), €750 million aggregate principal amount of 1.375% Notes due 2031 (the “2031 Notes”) and €800 million aggregate principal amount of 1.625% Notes due 2035 (the “2035 Notes”). The 2027 Notes, the 2031 Notes and the 2035 Notes were issued pursuant to a Subscription Agreement, dated March 29, 2022, by and among Linde plc, as Issuer, and the financial institutions named as bookrunners and other managers therein (the “Managers”). The terms of the 2027 Notes, the 2031 Notes and the 2035 Notes are set out in the Final Terms filed as Exhibits 4.1, 4.2 and 4.3, respectively, which are incorporated herein by reference.

The net proceeds of the offering were approximately €2,029.6 million, after giving effect to the fees to the Managers but before other fees and expenses of the offering. Net proceeds of the offering will be used for general corporate purposes.

The 2027 Notes, the 2031 Notes and 2035 Notes have been admitted to the official list of the Luxembourg Stock Exchange and for trading on the Euro MTF market operated by the Luxembourg Stock Exchange.

The 2027 Notes, the 2031 Notes and the 2035 Notes were issued under the European debt issuance programme (the “Program”) established on May 11, 2020 by the Company and Linde Finance B.V. (“Linde Finance”, and together with the Company, the “Issuers”) and subsequently updated on August 3, 2021, and supplemented on September 17, 2021 and on March 23, 2022. Under the Program, each Issuer may issue unsecured notes (“Notes”) with such terms, including currency, interest rate and maturity, as agreed by the relevant Issuer and the purchasers of such Notes at the time of sale and as set out in the final terms (“Final Terms”) for the relevant issue of Notes. The current Program will be valid for a period of one year from August 3, 2021 after which it will require updating prior to any further issuance of Notes. Upon occurrence of any material event concerning the Issuers, such as the publication of new financial information, the Program must be supplemented prior to any further issuance of Notes. The aggregate principal amount of Notes authorized under the Program to be outstanding from time to time is €10 billion (or the equivalent in other currencies).

Notes issued by the Company under the Program will be guaranteed by Linde GmbH, a wholly owned subsidiary of the Company organized under the laws of Germany, and Linde Inc., a wholly owned subsidiary of the Company organized under the laws of Delaware (such guarantees of Linde GmbH and Linde Inc. were filed as Exhibits 4.4 and 4.5, respectively, to Linde Inc.’s Current Report on Form 8-K dated May 26, 2020, Filing No. 001-38730, and are incorporated hereby by reference).

Pursuant to an Amended and Restated Dealer Agreement, dated August 3, 2021, by and among the Issuers and Deutsche Bank Aktiengesellschaft, as arranger and dealer, and the other dealers party thereto from time to time (together the “Dealers”), the Issuers have appointed the Dealers to subscribe and pay for Notes issued under the Program on the terms set out therein. The Issuers have appointed Deutsche Bank Aktiengesellschaft as fiscal agent and paying agent for any Notes issued under the Program pursuant to an Amended and Restated Fiscal Agency Agreement, dated August 3, 2021. The Fiscal Agency Agreement and the Dealer Agreement are Exhibits 4.6 and Exhibit 1.1, respectively, hereto, and are incorporated herein by reference.

Notes issued under the Program by the Issuers will be issued pursuant to Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”), will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons absent registration or an applicable exemption from registration requirements under the Securities Act. This Current Report on

Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, including any securities of the Company or Linde Finance. The foregoing description is qualified in its entirety by reference to the exhibits filed herewith.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit. The following exhibit is filed herewith:

Exhibit No.	Description

1.1	Amended and Restated Dealer Agreement, dated August 3, 2021, among Linde plc, as Issuer and, in respect of Notes issued by Linde Finance B.V., as Guarantor, Linde Finance B.V., as Issuer, Deutsche Bank Aktiengesellschaft, as Arranger and Dealer and the other Dealers party thereto (filed as Exhibit 1.1 to Linde plc’s Current Report on Form 8-K dated September 30, 2021, Filing No. 001-38730, and is incorporated hereby by reference)

4.1	Final Terms of 1.000% Notes due 2027 of Linde plc

4.2	Final Terms of 1.375% Notes due 2031 of Linde plc

4.3	Final Terms of 1.625% Notes due 2035 of Linde plc

4.4	Upstream Guarantee to Linde plc provided by Linde GmbH dated May 11, 2020 (filed as Exhibit 4.4 to Linde plc’s Current Report on Form 8-K dated May 26, 2020, Filing No. 001-38730, and is incorporated hereby by reference)

4.5	Upstream Guarantee to Linde plc provided by Linde Inc. dated May 11, 2020 (filed as Exhibit 4.5 to Linde plc’s Current Report on Form 8-K dated May 26, 2020, Filing No. 001-38730, and is incorporated hereby by reference)

4.6	Amended and Restated Fiscal Agency Agreement, dated August 3, 2021, among Linde plc, as Issuer and as Guarantor, Linde Finance B.V., as Issuer, and Deutsche Bank Aktiengesellschaft, as Fiscal Agent and Paying Agent (filed as Exhibit 4.6 to Linde plc’s Current Report on Form 8-K dated September 30, 2021, Filing No. 001-38730, and is incorporated hereby by reference)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDE PLC

Date: March 31, 2022	By:	/s/ Guillermo Bichara
	Name:	Guillermo Bichara
	Title:	General Counsel